SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 1, 2008
(Date of earliest event reported)

FIRST HORIZON MORTGAGE PASS-THROUGH TRUST 2006-2,
Mortgage Pass-Through Certificates, Series 2006-2
(Exact name of Issuing Entity as specified in its charter)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Depositor as specified in its charter)

FIRST HORIZON HOME LOANS
(Exact name of Sponsor as specified in its charter)

Delaware	333-132046-05	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure .

The loan level data tape attached hereto as Exhibit 99.1 describes certain characteristics of each mortgage loan, including each mortgage loan’s principal balance as of June 1, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
Exhibit No.	Description
99.1	Characteristics of mortgage loans

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

February 1, 2008	By:	/s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Characteristics of mortgage loans